UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9801 Highway 79, Building No. 1

Ladson, South Carolina 29456

(Address of principal executive offices) (Zip Code)

(843) 574-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 1, 2010, Force Protection, Inc. (the “Company”) issued a press release announcing that it has reached an agreement to settle the consolidated securities class action entitled In re Force Protection, Inc. Securities Litigation, Consolidated Civil Action No. 2:08-cv-845-CWH, pending in the U.S. District Court for the District of South Carolina against the Company and a number of the Company’s former directors and officers.  In addition, the Company has reached an agreement to settle a related shareholder derivative suit entitled In re Force Protection, Inc. Derivative Litigation, Civil Action No. 2:08-1907-CWH, which is pending in the same federal court.

The settlements are subject to court approvals and all parties have agreed to expeditiously seek the required court approvals of the settlement and provide proper notice to the Company’s shareholders.   As part of the settlements, the Company has made no admission of wrongdoing.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about the Company’s beliefs and expectations.  These statements are based on beliefs and assumptions of the Company’s management, and on information currently available to management, and include, among other things, statements regarding the extinguishment of the related state court derivative action and the Company’s expected financial and operating results.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to:  the ability to reach a final conclusion to the aforementioned litigation; risks relating to the currently pending state court derivative lawsuits which are not being settled at this time;  the ability to effectively manage the risks in the Company’ s business; and the other risk factors and cautionary statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and as updated in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated October 1, 2010 entitled “Force Protection Reaches Settlement of Federal Shareholder Class and Derivative Actions.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: October 1, 2010
/s/ Lenna Ruth Macdonald
(Signature)

	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated October 1, 2010 entitled “Force Protection Reaches Settlement of Federal Shareholder Class and Derivative Actions.”